Schedule 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
P.F. CHANG’S CHINA BISTRO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

P.F. CHANG’S CHINA BISTRO, INC.
15210 N. Scottsdale Rd., Ste. 300
Scottsdale, AZ 85254
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 6, 2005
Dear Stockholder:
      You are invited to attend the Annual Meeting of the Stockholders of P.F. Chang’s China Bistro, Inc., a Delaware corporation (the “Company”), which will be held on May 6, 2005, at 8:00 a.m., local time, at P.F. Chang’s China Bistro located at 7132 E. Greenway Parkway Scottsdale, Arizona, for the following purposes:

1. To elect a Board of Directors. Management has nominated the following people for election at the meeting: Richard L. Federico, F. Lane Cardwell, Jr., Lesley H. Howe, M. Ann Rhoades, James G. Shennan, Jr., R. Michael Welborn and Kenneth J. Wessels.

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending January 1, 2006.

3. To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.

4. To transact such other business as may properly come before the meeting.
      Stockholders of record at the close of business on March 14, 2005, are entitled to notice of, and to vote at, this meeting and any adjournments or postponements thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at our principal offices located at 15210 North Scottsdale Road, Phoenix, Arizona.

By Order of the Board of Directors,

/s/ Richard L. Federico

Richard L. Federico
Chairman of the Board of Directors
and Chief Executive Officer
Scottsdale, Arizona
April 8, 2005
IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
      The accompanying proxy is solicited by the Board of Directors of P.F. Chang’s China Bistro, Inc., a Delaware corporation (“P.F. Chang’s” or the “Company”), for use at its annual meeting of stockholders to be held May 6, 2005, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this Proxy Statement is April 8, 2005, the approximate date on which this Proxy Statement and the enclosed proxy were first sent or given to stockholders.
GENERAL INFORMATION
      Annual Report. An annual report on Form 10-K for the fiscal year ended January 2, 2005, is enclosed with this Proxy Statement.
      Voting Securities. Only stockholders of record as of the close of business on March 14, 2005, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 26,127,793 shares of common stock of the Company, par value $0.001 per share, issued and outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each holder of record as of that date is entitled to one (1) vote for each share of stock held. The Company’s by-laws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.
      Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors.
      Solicitation of Proxies. The cost of soliciting proxies will be borne by the Company. The Company will solicit stockholders by mail through its regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company also may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.
      Voting of Proxies. All valid proxies received prior to the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is exercised, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NUMBER ONE
ELECTION OF DIRECTORS
      Directors. The table below sets forth the Company’s directors and certain information with respect to their ages and background:

			Director
Name	Position with the Company	Age	Since

Richard L. Federico	Chairman of the Board of Directors and Chief Executive Officer	50	1996
F. Lane Cardwell, Jr.	Director	52	1999
Lesley H. Howe	Director	60	2003
M. Ann Rhoades	Director	60	2003
James G. Shennan, Jr.	Director	63	1997
R. Michael Welborn	Director	53	1996
Kenneth J. Wessels	Director	62	2000
      Richard L. Federico joined the Company as President and a director in February 1996 and in September 1997 succeeded Paul M. Fleming, founder of the Company, as Chief Executive Officer. In December 2000, Mr. Federico was named Chairman of the Board. From February 1989 to January 1996, Mr. Federico served as President of the Italian Concepts division of Brinker International, Inc. (NYSE:EAT), where he was responsible for concept development and operations. Under his direction, this division grew from one unit in 1989 to more than 70 units by 1996.
      F. Lane Cardwell, Jr. has served as a director of the Company since October 1999. Mr. Cardwell has spent over 25 years in the restaurant industry, most recently as the President of Eatzi’s Market and Bakery from 1996 to 1999. Prior to joining Eatzi’s in 1996, Mr. Cardwell was Executive Vice President, Chief Administrative Officer and a member of the board of directors of Brinker International, Inc. (NYSE:EAT). Currently, Mr. Cardwell is a member of the board of directors of Famous Dave’s America, Inc. (NASDAQ:DAVE).
      Lesley H. Howe has served as a director of the Company since March 2003. Mr. Howe spent over 30 years with the international accounting firm of KPMG Peat Marwick, LLP, where he was a senior partner and served as area managing partner/managing partner of that firm’s Los Angeles Office from 1994 to 1997. Since December 2001, he has been the Chief Executive Officer of Consumer Networks, LLC, a San Diego-based Internet marketing and promotions company. He also serves on the boards of directors and is the chairman of the audit committees of dj Orthopedics, Inc. (NYSE:DJO), NuVasive, Inc. (NASDAQ:NUVA) and is a board member of a privately held company.
      M. Ann Rhoades has served as a director of the Company since March 2003. Ms. Rhoades has spent over 25 years in a variety of service-based industries, most recently as the Executive Vice President of People for JetBlue Airways Corporation (NASDAQ:JBLU) from 1999 to April 2002. Prior to joining JetBlue, Ms. Rhoades was the Executive Vice President, Team Services & Public Relations of Promus Hotel Corporation/ Doubletree Hotel Corporation. Ms. Rhoades is currently the President of People Ink, a human resources consulting company she founded, and a member of the boards of directors of JetBlue Airways Corporation (NASDAQ:JBLU), Restoration Hardware, Inc. (NASDAQ:RSTO) and a privately held company.
      James G. Shennan, Jr. has served as a director of the Company since May 1997. He has been a general partner of Trinity Ventures, a venture capital firm, since June 1989. Mr. Shennan also serves on the board of directors of Starbucks Corporation (NASDAQ:SBUX).
      R. Michael Welborn has served as a director of the Company since August 1996. Mr. Welborn has over 25 years of experience in financial services, most recently as Executive Vice President for Bank One

Corporation, a national bank, from January 1996 through July 2004. From September 1993 to December 1995, he served as Managing Director of The Venture West Group, a merchant bank. From May 1988 to September 1993, Mr. Welborn served as Chairman of Citibank of Arizona. Mr. Welborn also serves on the board of directors of a private company.
      Kenneth J. Wessels has served as a director of the Company since October 2000. Mr. Wessels was the Chief Executive Officer and Chairman of the Board of Strong Financial Corporation from December 2003 through December 2004, and remains a member of the boards of directors of Strong Financial Corporation and its various subsidiaries. Mr. Wessels was Chief Executive Officer of Dain Rauscher Wessels and a director of Dain Rauscher, Inc., from March 1998 to May 2000. Prior to joining Dain Rauscher, Mr. Wessels was Chief Executive Officer of Wessels, Arnold & Henderson, an investment banking firm which he founded in 1986. In addition, Mr. Wessels is also a director of Flint Prairie L.L.C.
      The by-laws currently provide that the number of directors shall be not less than five (5) nor more than seven (7). Management’s nominees for election at the Annual Meeting of Stockholders to the Board of Directors are Richard L. Federico, F. Lane Cardwell, Jr., Lesley H. Howe, M. Ann Rhoades, James G. Shennan, Jr., R. Michael Welborn and Kenneth J. Wessels. If elected, the nominees will serve as directors until the Company’s Annual Meeting of Stockholders in 2006, and until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, the proxies may be voted for such substitute nominee as management may designate.
      The Board has determined that, other than Mr. Federico, each of the members of the Board is an independent director for purposes of the NASDAQ rules.
      If a quorum is present and voting, the seven (7) nominees receiving the highest number of votes will be elected. Proxies cannot be voted for more than seven (7) nominees. Abstentions and “broker non-votes” will have no effect on the outcome of the vote.
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED ABOVE.
Board Meetings and Committees
      During the fiscal year ended January 2, 2005, the Board held five (5) meetings. Each director serving on the Board in fiscal year 2004 attended at least 75% of the meetings of the Board and the Committees on which he or she served. Mr. Shennan is the presiding director which means that he contacts the other directors in advance of board meetings to determine whether there are any issues to be considered at the meeting including, but not limited to, during the executive session, and he also presides as chairman of the board during the executive session held at each meeting.
      The Board of Directors has three standing committees, an Audit Committee, a Compensation and Executive Development Committee and a Nominating and Corporate Governance Committee.
      The members of the Audit Committee during fiscal 2004 were Messrs. Cardwell, Howe (Chairperson), Welborn and Wessels. Each of the members of the Audit Committee is independent for purposes of the NASDAQ rules as they apply to audit committee members. The Board of Directors has determined that Mr. Howe is an audit committee financial expert, as defined in the rules and regulations of the SEC. The Audit Committee held eight (8) meetings during the fiscal year ended January 2, 2005. The functions of the Audit Committee include recommending to the Board the retention of independent public auditors, reviewing and approving the planned scope, proposed fee arrangements and results of the Company’s annual audit, reviewing the adequacy of accounting and financial controls and reviewing the independence of the Company’s auditors. Additional information regarding the functions performed by the Committee is set forth in the “REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS” included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which is attached hereto as Appendix A.

      The members of the Compensation and Executive Development Committee during fiscal 2004 were Messrs. Cardwell (Chairperson) and Shennan and Ms. Rhoades. Each of the members of the Compensation and Executive Development Committee is independent for purposes of the NASDAQ rules. During the fiscal year ended January 2, 2005, the Compensation and Executive Development Committee held five (5) meetings. The Compensation and Executive Development Committee’s function is to review and approve salary and bonus levels and stock option grants for executive officers and key employees. For additional information concerning the Compensation and Executive Development Committee, see “REPORT OF THE COMPENSATION AND EXECUTIVE DEVELOPMENT COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION.”
      The members of the Nominating and Corporate Governance Committee during fiscal 2004 were Messrs. Shennan (Chairperson), Wessels, and Welborn. Each of the members of the Nominating and Corporate Governance Committee is independent for purposes of the NASDAQ rules. During the fiscal year ended January 2, 2005, the Nominating and Corporate Governance Committee held four (4) meetings. The Nominating and Corporate Governance Committee considers qualified candidates for appointment and nomination for election to the Board of Directors and makes recommendations concerning such candidates, develops corporate governance principles for recommendation to the Board of Directors and oversees the regular evaluation of our directors and management.
Director Nominations
      The Board of Directors has adopted a Policy on Director Nominations (the “Nominating Policy”), the purpose of which is to describe the process by which candidates for possible inclusion in the Company’s recommended slate of director nominees (the “Candidates”) are selected. The Nominating Policy is administered by the Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board.

Minimum Criteria for Board Member Candidates
      Each Candidate must possess at least the following minimum qualifications to be considered for a position on the Board of Directors:

•	Each Candidate shall be prepared to represent the best interests of all of the Company’s stockholders and not just one particular constituency.

•	Each Candidate shall be an individual who has demonstrated integrity and ethics in his/her personal and professional life and has an established record of professional accomplishment in his/her chosen field.

•	No Candidate, or family member (as defined in Nasdaq rules) or affiliate or associate (each as defined in Rule 405 under the Securities Act of 1933, as amended) of a Candidate, shall have any material personal, financial or professional interest in any present or potential competitor of the Company.

•	Each Candidate shall be prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee of which he/she is a member, and not have other personal or professional commitments that would, in the Committee’s sole judgment, interfere with or limit his or her ability to do so.

•	Each Candidate shall be willing to make, and financially capable of making, the required investment in the Company’s stock in the amount and within the timeframe specified in the corporate governance principles.

Desirable Skills and Qualities
      In addition, the Committee also considers it desirable that Candidates possess the following qualities or skills:

•	Each Candidate should contribute to the Board’s overall diversity — diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics.

•	Each Candidate should contribute positively to the existing chemistry and collaborative culture among Board members.

•	Each Candidate should possess professional and personal experience and expertise relevant to the Company’s goal of being a leading consumer brand. At this stage of the Company’s development, relevant experiences might include, among other things, large company CEO experience, senior-level multi-unit retail or restaurant experience, and relevant senior-level expertise in one or more of the following areas — finance, accounting, sales and marketing, organizational development, information technology and public relations.

Internal Process for Identifying Candidates
      The Nominating Committee has two primary methods for identifying Candidates (other than those proposed by the Company’s stockholders, as discussed below). First, on a periodic basis, the Committee solicits ideas for possible Candidates from a number of sources — members of the Board; senior-level Company executives; individuals personally known to the members of the Board; and research, including database and Internet searches.
      Second, the Committee may from time to time use its authority under its charter to retain at the Company’s expense one or more search firms to identify Candidates (and to approve any such firms’ fees and other retention terms). If the Committee retains one or more search firms, they may be asked to identify possible Candidates who meet the minimum and desired qualifications expressed in the Nominating Policy, to interview and screen such candidates (including conducting appropriate background and reference checks), to act as a liaison among the Board, the Committee and each Candidate during the screening and evaluation process, and thereafter to be available for consultation as needed by the Committee.
      The Nominating Policy divides the process for Candidates nominated by stockholders into the general nomination right of all stockholders and nominations by “Qualified Stockholders” (as defined below).

General Nomination Right of All Stockholders
      Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in the Company’s bylaws. The Company’s bylaws are available publicly on the Company’s web site at the following address: http://www.pfchangs.com. The procedures described in the following paragraph are meant to establish an additional means by which certain stockholders can have access to the Company’s process for identifying and evaluating Candidates, and is not meant to replace or limit stockholders’ general nomination rights in any way.

Proposals by Qualified Stockholders
      In addition to those Candidates identified through its own internal processes, the Nominating Committee will evaluate Candidates proposed by a single stockholder that has beneficially owned more than 2% of the Company’s common stock for at least one year (and will hold the required number of shares through the annual stockholders meeting) and that satisfies the notice, information and consent provisions in the Nominating Policy (a “Qualified Stockholder”). All Candidates (whether identified internally or by a Qualified Stockholder) who, after evaluation, are then recommended by the Nominating Committee and approved by the Board will be included in the Company’s recommended slate of director nominees in its proxy statement.
      In order to be considered by the Nominating Committee for an upcoming annual meeting of stockholders, a notice from a Qualified Stockholder regarding a potential candidate must be received by the Nominating Committee not less than 120 calendar days before the anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. Where the Company changes its annual meeting date by more than 30 days from year to year, the notice must be received by the Nominating Committee no later than the close of business on the 10th day following the day on which notice of the date of the upcoming annual meeting is publicly disclosed.
      Any Candidate proposed by a Qualified Stockholder must be independent of the Qualified Stockholder in all respects (i.e., free of any material personal, professional, financial or business relationships from the nominating stockholder), as determined by the Nominating Committee or by applicable law. Any Candidate submitted by a Qualified Stockholder must also meet the definition of an “independent director” under applicable Nasdaq rules.

Evaluation of Candidates
      The Nominating Committee will consider all Candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria.
      If, based on the Nominating Committee’s initial evaluation, a Candidate continues to be of interest to the Nominating Committee, the Chair of the Nominating Committee will interview the Candidate and communicate the Chair’s evaluation to the other Committee members and the Chief Executive Officer. If the Chair’s initial evaluation is favorable, the Candidate will be interviewed by one or more of the other Nominating Committee members, other Board members, and members of senior management. If the results of these interviews are favorable, the Chair of the Nominating Committee will arrange to have appropriate reference and background checks conducted and the Chair will report the findings from such checks to the other Nominating Committee members. The Nominating Committee will then meet to consider and finalize its list of recommended Candidates for the Board’s consideration. Except as may be required by applicable law, rule or regulation, the Nominating Committee will have no obligation to discuss the outcome of the evaluation process or the reasons for the Nominating Committee’s recommendations, with any stockholder who made a proposal.

Timing of Identification and Evaluation Process
      The Company’s fiscal year ends each year on the Sunday closest to December 31. The Nominating Committee usually meets in December and February to consider, among other things, Candidates to be recommended to the Board for inclusion in the Company’s recommended slate of director nominees for the next annual meeting and the Company’s proxy statement. The Board usually meets each February to vote on, among other things, the slate of director nominees to be submitted to and recommended for election by stockholders at the annual meeting, which is typically held in April of the following calendar year.
      The Nominating Policy is intended to provide a set of flexible guidelines for the effective functioning of P.F. Chang’s director nominations process. The Nominating Committee intends to review the Nominating Policy at least annually and anticipates that modifications will be necessary from time to time as P.F. Chang’s needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating Committee may modify or amend the Nominating Policy at any time. Should this occur, an amended and restated policy will be made publicly available in the investor relations section of the pfchangs.com web site.

Communications with Directors
      Stockholders may communicate appropriately with any and all Company directors by sending written correspondence addressed as follows:

Chairman of the Board
or Board of Directors
c/o Chairman of the Corporate Governance and Nominating Committee
P.F. Chang’s China Bistro, Inc.
15210 N. Scottsdale Road, Suite 300
Scottsdale, Arizona 85254
Director Attendance at Annual Meetings
      The Company believes that the annual meeting of stockholders is a good opportunity for the stockholders to meet and, if appropriate, ask questions of the Board of Directors. It is also a good opportunity for the members of the Board of Directors to hear any feedback the stockholders may share with the Company at the meeting. All directors are strongly encouraged to attend the Company’s annual meeting of stockholders.
Committee Charters and Other Corporate Governance Materials
      The Board has adopted a charter for each of the committees described above. The Board has also adopted a Business Ethics Policy that applies to all of our employees, officers and directors. Links to these materials and other corporate governance materials of the Company are available on our web site at the following address: http:/www.pfchangs.com.

PROPOSAL NUMBER TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
      The Audit Committee of the Board of Directors appointed Ernst & Young LLP as independent public auditors to audit the consolidated financial statements of the Company for the fiscal year ending January 2, 2005. Ernst & Young LLP has acted in such capacity since its appointment during the fiscal year ended December 31, 1995. A representative of Ernst & Young LLP is expected to be present at the annual meeting of stockholders with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.
      The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 28, 2003 and January 2, 2005 by our independent auditors, Ernst & Young LLP:

	Fiscal 2003	Fiscal 2004

Audit Fees(1)	$511,845	$903,632
Audit-Related Fees(2)	$19,509	$—
Tax Fees(3)	$36,934	$5,841
All Other Fees(4)	$—	$—

(1)	Audit Fees consists of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are provided by Ernst & Young LLP in connection with regulatory filings or engagements. Included in fiscal 2003 and 2004 are fees of $229,660 and $102,132, respectively, for professional services rendered in connection with the review of the Company’s partnership accounting by the SEC that the Company voluntarily requested and the related restatement of its financial statements. Included in fiscal 2004 is $495,000 for professional services rendered in connection with Ernst and Young’s audit of the Company’s management’s assessment of internal controls over financial reporting as required by the Sarbanes-Oxley Act of 2002.

(2)	Audit-Related Fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” In fiscal 2003 this category included fees related to employee benefit plan audits. The Company did not use Ernst & Young LLP for its benefit plan audit for fiscal 2004.

(3)	Tax Fees consists of fees billed for professional services rendered for tax advice. These services include assistance regarding federal and state tax compliance.

(4)	All Other Fees consists of fees for products and services other than the services reported above. In fiscal 2003 and 2004, there were no such fees.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor.
      The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval.
Vote Required and Board of Directors’ Recommendation
      The affirmative vote of a majority of the stock having voting power present in person or represented by proxy at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of P.F. Chang’s common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG LLP AS P.F. CHANG’S INDEPENDENT PUBLIC AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 1, 2006.

PROPOSAL NUMBER THREE
ADJOURNMENT OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES
      Under our Bylaws, any meeting of stockholders, whether or not a quorum is present or has been established, may be adjourned by the affirmative vote of more shares of stock entitled to vote who are present, in person or by proxy, than are voted against the adjournment. No new notice need be given of the date, time or place of the adjourned meeting if such date, time or place is announced at the meeting before adjournment, unless the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If we determine that an adjournment of the meeting is appropriate for the purpose of soliciting additional proxies in favor of any proposal being submitted by the Company at the meeting, such adjournment will be submitted for a stockholder vote under Item 3 of the attached Notice of Meeting. We will also use the discretionary authority conferred on our proxy holders by duly executed proxy cards to vote for any other matter as we determine to be appropriate.
Vote Required and Board of Directors Recommendation
      Approval of this proposal would require the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of common stock of P.F. Chang’s, either in person or by proxy. Abstentions and broker non-votes would be counted for purposes of determining the presence of a quorum but otherwise would not have any effect on the outcome of the proposal.
      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ADJOURNMENT OF THE MEETING, IF NECESSARY IN THE JUDGMENT OF THE PROXY HOLDERS, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF P.F. CHANG’S PROPOSALS IN THIS PROXY STATEMENT.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information, as of March 14, 2005, with respect to the beneficial ownership of the Company’s common stock by:

•	all persons known by us to be the beneficial owners of more than 5% of our outstanding common stock;

•	each of our directors and director-nominees;

•	each of the executive officers named in the Summary Compensation Table below; and

•	all of our executive officers and directors as a group.
      The percentage of class is calculated on the basis of 26,127,793 shares of common stock outstanding, except that shares of common stock underlying options exercisable within 60 days of March 14, 2005 are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holders of such options. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated, the address for each beneficial owner is c/o the Company, 15210 N. Scottsdale Road, Suite 300, Scottsdale, AZ 85254.

	Shares Owned(1)

	Number of	Percentage
Name and Address of Beneficial Owner(2)	Shares	of Class(3)

T. Rowe Price Associates, Inc.(4)	3,172,000	12.1%
100 East Pratt Street
Baltimore, MD 21202
American Century Entities(5)	2,189,819	8.4%
4500 Main Street, 9th Floor
Kansas City, MO 64111
FMR Corp(6)	1,841,818	7.0%
82 Devonshire Street
Boston, MA 02109
Baron Capital Group, Inc.(7)	1,734,000	6.6%
Paul M. Fleming(8)	1,295,932	5.0%
15974 N. 77th Street, Suite 102
Scottsdale, Arizona 85260
Richard L. Federico(9)	496,594	1.9%
Robert T. Vivian(10)	303,737	1.1%
James G. Shennan, Jr.(11)	175,642	*
F. Lane Cardwell, Jr.(12)	77,202	*
Frank W. Ziska(13)	75,500	*
Kristina K. Cashman(14)	69,352	*
Kenneth J. Wessels(15)	64,001	*
R. Michael Welborn(16)	62,180	*
Lesley H. Howe(18)	47,344	*
M. Ann Rhoades(17)	45,000	*
Russell G. Owens(19)	20,000	*
Executive Officers and Directors as a group (11 persons)(20)	1,436,552	5.2%

*	Less than 1%

(1)	Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options. Except as otherwise noted, options granted under the P.F. Chang’s China Bistro, Inc., 1998 Stock Option Plan

are immediately exercisable, subject to the Company’s right to repurchase unvested shares upon termination of employment at a price equal to the option exercise price.

(2)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address for each person or entity named above is c/o P.F. Chang’s China Bistro, Inc., 15210 N. Scottsdale Rd., Ste. 300, Scottsdale, AZ 85254.

(3)	See Note 1. Calculated on the basis of 26,127,793 shares of common stock outstanding as of March 14, 2005.

(4)	Based solely on a Schedule 13G/ A filed jointly by T. Rowe Price Associates, Inc., T. Rowe Price International and by the T. Rowe Price Mutual Funds, with the Securities Exchange Commission on February 14, 2005. These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)	Based solely on a Schedule 13G filed jointly by American Century Companies, Inc., American Century Investment Management, Inc. and American Century Mutual Funds, Inc., with the Securities and Exchange Commission on February 11, 2005. American Century Companies, Inc. and American Century Investment Management, Inc. have sole voting and dispositive power with respect to 2,189,819 shares. American Century Mutual Funds, Inc. has sole voting and dispositive power with respect to 2,175,000 shares.

(6)	Based solely on a Schedule 13G/ A filed jointly by FMR Corp., Edward C. Johnson 3d, Abigail P. Johnson, Fidelity Management & Research Company and Fidelity Contrafund, with the Securities Exchange Commission on February 14, 2005. Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR Corp., is the beneficial owner of 1,045,218 shares of common stock of the Company as a result of acting as investment adviser to various investment companies (the “Funds”). Edward C. Johnson 3d, FMR Corp. through its control of Fidelity, and the Funds each has sole power to dispose of the 1,045,218 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds’ Boards of Trustees. Fidelity Management Trust Company (“Fidelity Trust”), a wholly owned subsidiary of FMR Corp., is the beneficial owner of 462,439 shares as a result of its serving as investment manager of the institutional accounts. Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Trust, each has sole dispositive power over 462,439 shares and sole power to vote or to direct the voting of 462,439 shares of common stock owned by the institutional accounts. Fidelity International Limited is the beneficial owner of 334,161 shares as a result of its provision of investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors.

(7)	Based solely on a Schedule 13G filed jointly by Baron Capital Group, Inc., BAMCO, Inc. and Baron Capital Management, Inc. with the Securities and Exchange Commission on February 14, 2005. Baron Capital Group, Inc., BAMCO, Inc. and Baron Capital Management, Inc. have shared voting power with respect to 1,679,000, 1,552,100 and 126,900 shares, respectively. Baron Capital Group, Inc., BAMCO, Inc. and Baron Capital Management, Inc. have shared dispositive power with respect to 1,734,000, 1,602,100 and 131,900 shares, respectively.

(8)	Based solely on a Schedule 13G/ A filed jointly by Paul M. Fleming, Kelly M. Fleming and The Paul and Kelly Fleming Family Trust, with the Securities and Exchange Commission on February 2, 2005. Each of the parties has shared voting and dispositive power with respect to the shares. Mr. Fleming is a former director and executive officer of the Company.

(9)	Includes 474,930 shares subject to options which are exercisable within 60 days of March 14, 2005. 366,201 of these shares would be vested within 60 days after March 14, 2005, and thus would not be subject to repurchase by the Company.

(10)	Includes 297,980 shares subject to options which are exercisable within 60 days of March 14, 2005. 197,483 of these shares would be vested within 60 days after March 14, 2005, and thus would not be subject to repurchase by the Company.

(11)	Includes 60,520 shares held by the Shennan 1995 Trust dtd. June 21, 1995, over which he has shared dispositive power with his wife, and 10,122 shares held by the Shennan Family Partnership over which he has shared voting power with his wife, daughter and son. Includes 105,000 shares subject to options which are exercisable within 60 days of March 14, 2005. All of these shares would be vested within 60 days after March 14, 2005, and thus would not be subject to repurchase by the Company.

(12)	Includes 75,002 shares subject to options which are exercisable within 60 days of March 14, 2005. All of these shares would be vested within 60 days after March 14, 2005, and thus would not be subject to repurchase by the Company.

(13)	Represents 75,500 shares subject to options which are exercisable within 60 days of March 14, 2005. 23,167 of these shares would be vested within 60 days after March 14, 2005, and thus would not be subject to repurchase by the Company.

(14)	Includes 68,069 shares subject to options which are exercisable within 60 days of March 14, 2005. 9,749 of these shares would be vested within 60 days after March 14, 2005, and thus would not be subject to repurchase by the Company.

(15)	Includes 58,001 shares subject to options which are exercisable within 60 days of March 14, 2005. 55,500 of these shares would be vested within 60 days after March 14, 2005, and thus would not be subject to repurchase by the Company.

(16)	Includes 60,000 shares subject to options which are exercisable within 60 days of March 14, 2005. All of these shares would be vested within 60 days after March 14, 2005, and thus would not be subject to repurchase by the Company.

(17)	Represents 45,000 shares subject to options which are exercisable within 60 days of March 14, 2005. 27,999 of these shares would be vested within 60 days after March 14, 2005, and thus would not be subject to repurchase by the Company.

(18)	Represents 45,000 shares subject to options which are exercisable within 60 days of March 14, 2005. 27,999 of these shares would be vested within 60 days after March 14, 2005, and thus would not be subject to repurchase by the Company.

(19)	Represents 17,825 shares subject to options which are exercisable within 60 days of March 14, 2005. 1,324 of these shares would be vested within 60 days after March 14, 2005, and thus all would be subject to repurchase by the Company. In addition, Mr. Owens owns 36,400 shares of common stock of the Company’s subsidiary, Pei Wei Asian Diner, Inc., and options to purchase 19,600 shares of common stock of Pei Wei Asian Diner, Inc., 7,466 of which are exercisable within 60 days of March 14, 2005.

(20)	See notes 9-19. Includes 1,322,307 shares subject to options which are exercisable within 60 days of March 14, 2005. Does not include any options to purchase common stock or shares of common stock of Pei Wei Asian Diner, Inc., held by Mr. Owens.

EXECUTIVE COMPENSATION AND OTHER MATTERS
      Executive Officers. The following executive officers of the Company held the following positions as of March 14, 2005:

Name	Position Held With the Company	Age

Richard L. Federico	Chairman of the Board of Directors and Chief Executive Officer	50
Robert T. Vivian	President	46
Russell G. Owens	Executive Vice President — President, Pei Wei Asian Diner, Inc.	46
Frank W. Ziska	Chief Development Officer	57
Kristina K. Cashman	Chief Financial Officer and Secretary	38
      Mr. Federico is being considered for re-election to the position of director of the Company. See “Director Nominees” for a discussion of Mr. Federico’s business experience.
      Robert T. Vivian has served as President of the Company since December 2000. Prior to December 2000, Mr. Vivian served as Chief Financial Officer for the Company since joining P.F. Chang’s China Bistro, Inc. in 1996. From January 1991 to April 1996, Mr. Vivian served in a variety of positions at Brinker International, Inc., the most recent of which was Vice President of Investor Relations.
      Russell G. Owens joined the Company as President of Pei Wei Asian Diner, Inc. in May of 2001. He currently also serves as Executive Vice President of the Company. Prior to joining the organization, Mr. Owens served as Executive Vice President and Chief Financial and Strategic Officer of Brinker International, Inc. During his 18-year tenure at Brinker, Mr. Owens served in a variety of positions, including Senior Vice President of Operations Analysis and Senior Vice President of Strategic Development for Italian Concepts. Prior to joining Brinker, Mr. Owens worked for the public accounting firm, Deloitte & Touche, LLP.
      Frank W. Ziska has served as Chief Development Officer since June 1998. Prior to joining the Company, from 1994 to June 1998, Mr. Ziska served as Managing Director of United States and Canadian Operations for Cushman & Wakefield Worldwide, a real estate brokerage firm. Prior to that time, beginning in 1989, Mr. Ziska served as Managing Director and Branch Manager of Arizona Operations for Cushman & Wakefield of Arizona, Inc.
      Kristina K. Cashman has served as Chief Financial Officer and Secretary since December 2001. Prior to December 2001, Ms. Cashman served as Controller for the Company since joining P.F. Chang’s China Bistro, Inc. in 1996. Prior to 1996, Ms. Cashman served in a variety of positions at Ernst & Young LLP, the most recent of which was Audit Manager.

      The following table sets forth information for the fiscal year ended January 2, 2005 concerning the compensation of the Chairman and Chief Executive Officer of the Company and each of the other four most highly compensated executive officers of the Company as of January 2, 2005, whose total salary and bonus for the year ended January 2, 2005, exceeded $100,000.
Summary Compensation Table

				Long Term
				Compensation
	Annual Compensation			Securities
				Underlying
Name and Principal Position	Year	Salary	Bonus(1)	Options

Richard L. Federico	2004	$465,000	$309,000	40,000
Chairman and Chief Executive Officer	2003	450,000	169,000	50,000
	2002	450,000	153,000	40,000
Robert T. Vivian	2004	$292,000	$194,000	40,000
President	2003	280,000	105,000	45,000
	2002	280,000	92,000	35,000
Russell G. Owens(2)	2004	$340,000	$256,000	10,000	(3)
Executive Vice President — President,	2003	325,000	195,000	10,000	(3)
Pei Wei Asian Diner, Inc.	2002	325,000	103,000	0
Frank W. Ziska	2004	$215,000	$77,000	20,000
Chief Development Officer	2003	215,000	42,000	20,000
	2002	200,000	54,000	20,000
Kristina K. Cashman	2004	$188,000	$83,000	30,000
Chief Financial Officer and Secretary	2003	180,000	43,000	25,000
	2002	150,000	31,000	20,000

(1)	Amounts earned were determined by the Company’s Compensation and Executive Development Committee. See “Report of the Compensation and Executive Development Committee of the Board of Directors on Executive Compensation.”

(2)	Mr. Owens is paid by Pei Wei Asian Diner, Inc.

(3)	Mr. Owens received a grant of 10,000 options to purchase Company common stock for his role as Executive Vice President of the Company.
      The following table provides the specified information concerning grants of options to purchase the Company’s common stock made during the fiscal year ended January 2, 2005, to the persons named in the Summary Compensation Table.
Option Grants in Fiscal Year 2004

	Individual Grants

		Percent of			Potential Realizable Value
	Number of	Total Options			at Assumed Annual Rates
	Securities	Granted to			of Stock Price Appreciation
	Underlying	Employees in			for Option Term(1)
	Options	Fiscal Year	Exercise Price	Expiration
Name	Granted	2004(2)	Per Share(3)	Date	5%	10%

Richard L. Federico	40,000	6.64	43.97	7/23/14	1,106,751	2,804,112
Robert T. Vivian	40,000	6.64	43.97	7/23/14	1,106,751	2,804,112
Russell G. Owens	10,000	1.66	43.97	7/23/14	276,688	701,028
Frank W. Ziska	20,000	3.32	43.97	7/23/14	553,376	1,402,056
Kristina K. Cashman	30,000	4.98	43.97	7/23/14	830,064	2,103,084

(1)	Potential Realizable Value is net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation, in accordance with the Securities and Exchange

Commission (“SEC”) rules. Actual gains, if any, on stock option exercises are dependent upon future performance of the Company and related common stock price levels during the terms of the options, overall market conditions and the option holders’ continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(2)	Based upon options granted to purchase an aggregate of 602,200 shares of common stock of the Company.

(3)	All options listed were granted at market value on the date of grant as determined by the Company’s Board of Directors.
      The following table provides the specified information concerning unexercised options held as of January 2, 2005, by the persons named in the Summary Compensation Table.
Aggregated Option Exercises in Fiscal Year 2004
and Fiscal Year-end Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		in the Money
			Options at 1/02/05		Options at 1/02/05(1)
	Shares Acquired	Value
Name	on Exercise	Realized(2)	Exercisable(3)	Unexercisable	Exercisable(3)	Unexercisable

Richard L. Federico	230,000	10,869,338	474,930	—	18,227,740	—
Robert T. Vivian	—	—	297,980	—	9,098,250	—
Russell G. Owens	—	—	20,000	—	227,400	—
Frank W. Ziska	43,826	1,167,963	75,500	—	1,658,087	—
Kristina K. Cashman	18,033	344,221	68,069	—	1,075,543	—

(1)	With respect to each Named Executive Officer except Mr. Owens, the value is calculated by determining the difference between the fair market value of the securities underlying the options at January 2, 2005, which is based on the closing selling price of the common stock of the Company on December 31, 2004 of $56.35 by the Nasdaq National Market, and the exercise price of the Named Executive Officer’s options.

(2)	Value realized is calculated by subtracting the aggregate exercise price of the options exercised from the aggregate market value of the shares of common stock acquired on the date of exercise.

(3)	All options to purchase shares of common stock of the Company issued to the Named Executive Officers are immediately exercisable. However, unvested shares are subject to a right of repurchase on behalf of the Company in the event of the Named Executive Officer’s termination of service with the Company. All options to purchase shares of common stock of Pei Wei Asian Diner, Inc. issued to Mr. Owens are not immediately exercisable and are subject to vesting over five years (Pei Wei options issued to Mr. Owens are not included in the above table).
Compensation of Directors
      Directors who are not P.F. Chang’s employees do not receive any cash compensation for serving on our Board of Directors, other than an annual “Lucky Cat Dining Card” which entitles each holder to $5,000 for use at any Company restaurants. We reimburse non-employee directors for reasonable costs and expenses incurred in attending Board of Directors’ meetings. Directors who are not employees of the Company receive grants of stock options pursuant to the Company’s 1998 Stock Option Plan. A new director who is not an employee of the Company will receive an option to purchase 30,000 shares of Company common stock at the beginning of such director’s term, subject to vesting over a five-year period. Non-employee directors are eligible to participate in the automatic option grant program whereby upon re-election, each director receives a fully-vested non-qualified stock option grant for 15,000 shares of our common stock. In addition, those directors serving as chairperson of each committee receive an additional automatic option grant upon re-election each year as follows: Audit Committee 3,000 shares, Compensation and Executive Development Committee 1,500 shares and Nominating and Corporate Governance Committee 1,500 shares. These Shares are fully vested non-qualifying stock option grants.
      Directors who are P.F. Chang’s employees receive no additional compensation for serving on the Board of Directors.

Compensation and Executive Development Committee Interlocks and Insider Participation
      During the last fiscal year, executive compensation was administered by the Compensation and Executive Development Committee comprised of three non-employee directors of the Company, F. Lane Cardwell, Jr., M. Ann Rhoades and James G. Shennan, Jr. Mr. Federico, our Chairman and Chief Executive Officer during the last fiscal year, participated in the deliberations of the Compensation and Executive Development Committee regarding executive compensation that occurred during 2004, but did not take part in the deliberations regarding his own compensation. Mr. Federico’s participation in the deliberations of the Compensation and Executive Development Committee included providing information on the performance of people who work at the Company and advisory recommendations regarding appropriate levels of compensation for the Company’s officers. None of the members of the Compensation and Executive Development Committee has been or will be one of the Company’s officers or employees. The Company does not have any interlocking relationships between its executive officers and the Compensation and Executive Development Committee and the executive officers and compensation committee of any other entities, nor has any such interlocking relationship existed in the past.
Employment Contracts and Termination of Employment and Change-in-Control Arrangements
      In August 2002, the Company executed employment agreements with its Chief Executive Officer, its President, and the President of Pei Wei Asian Diner, Inc., its majority owned subsidiary. The term for these agreements is three years and the agreements prohibit these officers from competing with the Company and Pei Wei Asian Diner, Inc. in the area of Chinese and Asian food concepts during the term of the agreements and for one year after termination.
      The agreements with the Chief Executive Officer and the President of the Company also provide for immediate vesting of unvested stock options, and the extension of the expiration date to three years, after the occurrence of certain events. These events include a change in control of the Company, termination of the executive’s employment by the Company without cause or separation of employment by the executive for “good reason” (as defined in the agreements).
      The agreement with the President of Pei Wei Asian Diner, Inc. contains similar provisions with respect to a change in control for Pei Wei Asian Diner, Inc. and termination without cause but also includes a provision whereby the Company could be required to repurchase his shares of common stock in this subsidiary at fair value should a termination without cause or for “good reason” (as defined in the agreement) occur. The agreement covers 36,400 shares of Pei Wei Asian Diner, Inc. common stock issued as of January 2, 2005, and options to purchase 19,600 shares of which 2,800 were vested as of January 2, 2005. The agreement also covers 20,000 options to purchase shares of Company common stock of which 2,833 were vested as of January 2, 2005.
Registration Rights
      Executive officers, directors, principal stockholders and affiliates of such individuals or entities who hold shares of common stock issued upon conversion of our Series A Preferred Stock and Series B Preferred Stock, or their permitted transferees are entitled to certain rights with respect to the registration of such shares under the Securities Act of 1933, as amended. If the Company proposes to register any of its securities under the Securities Act for its own account, these stockholders are entitled to notice of such registration and are entitled to include shares of common stock therein, provided, among other conditions, that the underwriters of any such offering have the right to limit the number of shares included in such registration.
Certain Relationships and Related Transactions
      Other than the agreements described in “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” above, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000, and in which any director, executive officer or holder of more than 5% of any class at voting securities of the Company and members of such person’s family had or will have a direct or indirect material interest.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.
      Based solely on the Company’s review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and more than 10% stockholders were complied with and filed in a timely manner.

REPORT OF THE COMPENSATION AND EXECUTIVE DEVELOPMENT COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
      F. Lane Cardwell, Jr., M. Ann Rhoades and James G. Shennan, Jr. are members of the Compensation and Executive Development Committee. Each of these individuals is a non-employee member of the Company’s Board of Directors. For fiscal year ended January 2, 2005, all decisions concerning executive compensation were made by the Compensation and Executive Development Committee. The Compensation and Executive Development Committee is responsible for setting and administering the policies governing annual compensation of the executive officers of the Company. The Compensation and Executive Development Committee reviews the President’s recommendations regarding the performance and compensation levels for executive officers, other than the Company’s President and Chief Executive Officer.
Overview
      The goals of the Company’s executive officer compensation policies are to attract, retain and reward executive officers who contribute to the Company’s success, to align executive officer compensation with the Company’s performance and to motivate executive officers to achieve the Company’s business objectives. The Company uses salary, bonus compensation and option grants to attain these goals. The Compensation and Executive Development Committee reviews compensation surveys and other data to enable the Compensation and Executive Development Committee to compare the Company’s compensation package with that of similarly-sized restaurant companies.
Salary
      Base salaries of executive officers are reviewed annually, and if deemed appropriate, adjustments are made based on individual executive officer performance, scope of responsibilities and levels paid by similarly-sized restaurant companies. In determining the salaries of the executive officers, the Compensation and Executive Development Committee considered information provided by the Company’s Chief Financial Officer, and may from time to time consider salary surveys and similar data prepared by an employment compensation consulting firm.
      The Chairman and Chief Executive Officer is responsible for evaluating the performance of all other executive officers and recommends salary adjustments which are reviewed and approved by the Compensation and Executive Development Committee. In addition to considering the performance of individual executive officers and information concerning competitive salaries, significant weight is placed on the financial performance of the Company in considering salary adjustments.
Bonus Compensation
      Cash bonuses for each executive officer are set annually by the Compensation and Executive Development Committee and are specifically weighted for identified financial, management, strategic and operational goals. Performance against the established goals is determined annually by the Compensation and Executive Development Committee and, based on such determination, the Compensation and Executive Development Committee approves payment of appropriate bonuses.
Stock Options
      The Company strongly believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. The size of an initial option grant to an executive officer has generally been determined with reference to similarly-sized restaurant companies, the responsibilities and future contributions of the executive officer, as well as recruitment and retention considerations. In fiscal year 2004, the Chairman and Chief Executive Officer recommended to the Board of Directors, and the Board of Directors approved, stock option grants under the Company’s 1998 Stock Option Plan to certain of the executive officers.

Compensation of Chief Executive Officer
      Richard L. Federico has served as the President of the Company since February 1996, Chief Executive Officer of the Company since September 1997 and Chairman of the Company since December 2000. Mr. Federico’s fiscal year 2004 compensation, including a base salary of $465,000, was set by the Committee on January 14, 2004. The Compensation and Executive Development Committee reviewed Mr. Federico’s performance with regard to performance objectives, weighted among specific personal and corporate objectives, in determining his eligibility for bonus compensation. Mr. Federico’s bonus compensation earned in fiscal year 2004 was $309,000.
Deductibility of Executive Compensation
      The Company has considered the provisions of the Internal Revenue Code of 1986, as amended, and the related regulations of the Internal Revenue Service which restrict deductibility of executive compensation paid to each of the five most highly compensated executive officers at the end of any fiscal year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under the 1998 Plan and 1997 Plan should qualify for an exemption from these restrictions. The Compensation and Executive Development Committee does not believe that other components of the Company’s compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Compensation and Executive Development Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Compensation and Executive Development Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

COMPENSATION AND EXECUTIVE
DEVELOPMENT COMMITTEE

F. Lane Cardwell, Jr.
M. Ann Rhoades
James G. Shennan, Jr.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
      F. Lane Cardwell, Jr., Lesley H. Howe, R. Michael Welborn and Kenneth J. Wessels are members of the Audit Committee. Each of these individuals is a non-employee member of the Company’s Board of Directors. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
      The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee reviewed and discussed the audited financial statements with management. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management. The Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and considered the compatibility of nonaudit services with the auditors’ independence. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61.
      The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held eight (8) meetings during fiscal year 2004.
      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form  10-K for the year ended January 2, 2005 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of the Company’s independent auditors.

AUDIT COMMITTEE

F. Lane Cardwell, Jr.
Lesley H. Howe
R. Michael Welborn
Kenneth J. Wessels

COMPARISON OF STOCKHOLDER RETURN
      Set forth below is a line graph comparing the annual percentage change in the cumulative total return on the Company’s common stock with the cumulative total return of (i) the Nasdaq National Market and, (ii) the Russell 2000 Index for the period commencing December 31, 1999 through fiscal year ended January 2, 2005.
Comparison of Cumulative Total Return From December 31, 1999 through January 2, 2005(1)
P.F. Chang’s China Bistro, Inc., Nasdaq National Market, Russell 2000 Index

(1)	Assumes that $100.00 was invested on December 31, 1999, in the Company’s common stock and at the closing sales price for each index. No dividends have been declared on the Company’s common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING
      The Company has an advanced notice provision in its by-laws for stockholder business to be presented at meetings of stockholders. This provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice in writing to the Company’s Secretary. In order to be timely, a stockholder proposal for next year’s Annual Meeting of Stockholders must be received at the Company’s offices at 15210 N. Scottsdale Rd., Ste. 300, Scottsdale, Arizona, 85254 by December 1, 2005 and satisfy the conditions established by the Securities and Exchange Commission, specifically, Rule 14a-8 of the Exchange Act.
TRANSACTION OF OTHER BUSINESS
      At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ RICHARD L. FEDERICO

Richard L. Federico
Chairman of the Board of Directors
and Chief Executive Officer
April 8, 2005

Appendix A
AUDIT COMMITTEE CHARTER
P.F. CHANG’S CHINA BISTRO, INC.
AMENDED AND RESTATED CHARTER OF THE AUDIT
COMMITTEE OF THE BOARD OF DIRECTORS

I.	STATEMENT OF POLICY
      This Charter specifies the scope of the responsibilities of the Audit Committee of the Board of Directors (the “Board”) of P.F. Chang’s China Bistro, Inc., a Delaware corporation (the “Company”), and how the Committee carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon (i) the financial reports and other financial information provided by the Company to the Committee, (ii) the Company’s policies regarding finance, accounting, legal compliance and ethics that management and the Board have established, and (iii) the Company’s auditing (internal and external), accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s financial policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s policies for internal control systems.

•	Retain the independent auditors, review and appraise their independence, qualifications and performance, and approve the terms of engagement for audit service and non-audit services.

•	Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.
The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.
      Notwithstanding the foregoing, the Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors, nor can the Committee certify that the independent auditors are “independent” under applicable rules. The Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of information it receives, discusses with the accountants and the experience of the Committee members in business, financial and accounting matters.

II.	ORGANIZATION AND MEMBERSHIP REQUIREMENTS
      The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall satisfy the independence and experience requirements of Nasdaq. This Charter shall be deemed to incorporate automatically any changes or updates to such requirements. The Committee shall not include any member who:

•	is an affiliated person of the Company or any subsidiary of the Company;

•	is an employee of the Company or its affiliates or has been employed by the Company or its affiliates within the past three years;

•	is a member of the immediate family of an executive officer of the Company or its affiliates who currently serves in that role or did so during the past three years;

•	has accepted any consulting, advisory or other compensatory fee from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board;

•	has been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company’s securities) that exceed 5% of the Company’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

•	is an executive of another entity on whose Compensation Committee any of the Company’s current executives serves.
      All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement or will be able to do so within a reasonable time after their appointment. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual’s financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.
      The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. The Chairman of the Committee shall be nominated by the Nominating and Corporate Governance Committee and shall be appointed by the Board of Directors.

III.	MEETINGS
      The Committee shall meet at least four times annually, or more frequently as conditions dictate. The Committee shall meet with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee may elect to meet with the independent auditors and management on a quarterly basis to review the Company’s financial statements consistent with Section IV.A.5. below, or more frequently as conditions dictate. Members of the Committee and the Company’s legal counsel should attend all meetings, if possible.

IV.	PROCESSES
      To fulfill its responsibilities and duties the Committee shall:

A.	Documents/ Reports to Review

1. Review and reassess the Charter’s adequacy periodically, as conditions dictate.

2. Review the Company’s annual audited financial statements, including a discussion of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

3. Review the regular Management Letter to management prepared by the independent auditors and management’s response.

4. Review and approve related-party transactions, after reviewing each such transaction for potential conflicts of interest or improprieties.

5. Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company’s Form 10-Ks and Form 10-Qs, including a discussion of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended. These meetings should include a discussion of the independent auditors’ judgment of the quality of the Company’s accounting and any uncorrected misstatements as a result of the auditors quarterly review.

6. Based on the review and discussions referred to in Sections IV.A.2, IV.A.5 and IV.B.2, determine whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

7. Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented. Copies of the minutes should also be made available to the independent accountants.

8. Review the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

B.	Independent Auditors

1. Select the independent auditors, considering independence and effectiveness.

2. Obtain from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, and discuss with the auditor (i) the matters required to be discussed by Statement on Accounting Standards No. 61, as amended; (ii) any relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1); and (iii) any potential impact on the independent auditor’s objectivity and independence.

3. Take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

4. Review and approve the scope of the independent auditor’s audit examination prior to the annual audit. Review and approve audit fees agreed to by management and the extent of non-audit services to be provided by the independent auditors, in relation to the objectivity required in the audit, specifically excluding tax planning and strategy services, which shall in no case be provided by the independent auditors.

5. Review the performances of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

6. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.

7. Reaffirm that the independent auditors are ultimately accountable to the Board and the Committee.

8. Pre-approve the hiring by the Company of any prospective employee that has previously been an employee of the independent auditors.

C.	Financial Reporting Processes

1. In consultation with the independent auditors, review the integrity of the Company’s financial reporting processes, both internal and external.

2. Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

3. Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

4. Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

D.	Process Improvement

1. Review with management and the independent auditors any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

2. Review with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

4. Review with management and the independent auditors the effect on the Company’s accounting and reporting policies of any significant new pronouncements of the accounting profession and other regulatory agencies.

5. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

6. Provide oversight and review the Company’s asset management policies, including an annual review of the Company’s investment policies for cash and short-term investments.

E.	Ethical and Legal Compliance

1. Review whether management has set an appropriate corporate “tone” for quality financial reporting, sound business practices and ethical behavior.

2. Review whether management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

3. Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

4. Review with the principal executive and financial officers of the Company any report on significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

5. Review and approve the procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Recommend the adoption, as necessary, of appropriate remedial measures or actions with respect to such complaints or concerns.

6. If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee. In this regard, and notwithstanding any limitations contained elsewhere in this Charter, the Committee shall have the authority, without the prior approval of the other members of the Board, to expend such Company resources as it deems necessary and appropriate to fulfill its responsibilities.

7. Conduct an annual Committee self-evaluation.

8. Take any other actions consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

P
R
O
X
Y

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZPFC32

PROXY

P.F. CHANG’S CHINA BISTRO, INC.

Proxy for Annual Meeting of Stockholders
Solicited by the Board of Directors

The undersigned hereby appoint Richard L. Federico and Kristina K. Cashman, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of stock in P.F. Chang’s China Bistro, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the P.F. Chang’s China Bistro located at 7132 E. Greenway Parkway in Scottsdale, Arizona on May 6, 2005 at 8:00 a.m., local time, and at any adjournment thereof (1) as hereinafter specified upon the proposal listed on the reverse side and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

1. Election of Directors

Nominees:	Richard L. Federico R. Michael Welborn James G. Shennan, Jr. F. Lane Cardwell, Jr. Kenneth J. Wessels M. Ann Rhoades Lesley H. Howe

2.	Ratification of appointment of independent auditors.

3.	Approval of adjournment of the meeting, if necessary, to solicit additional proxies.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR the proposal.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

P.F. CHANG’S CHINA BISTRO, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

P.F. CHANG’S CHINA BISTRO, INC.

Annual Meeting of Stockholders
May 6, 2005

P.F. Chang’s China Bistro
Scottsdale, Arizona

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZPFC31

☒	Please mark votes as in this example.	#PFC

A vote FOR the following proposals is recommended by the Board of Directors:

1.	Election of Directors. (Please see reverse)

FOR ☐	WITHHELD ☐

☐

For all nominees except as noted above

	FOR	AGAINST	ABSTAIN
2. Appointment of Ernst & Young LLP as independent auditors for the year ending January 1, 2006.	☐	☐	☐

3.	Approval of adjournment of the meeting, if necessary, to solicit additional proxies.

The Board of Directors recommends a vote FOR each of the proposals.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, officer, partner or guardian, please give full title. If more than one trustee, all should sign.

Signature:	Date:	Signature:	Date: